UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2011 (January 11, 2011)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

3310 West End Ave. Suite 700 Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-1.2
EX-5.1
EX-8.1

Item 1.01 Entry into a Material Definitive Agreement
     On January 11, 2011, Healthcare Realty Trust Incorporated (the “Company”) entered into Sales Agreements with each of Cantor Fitzgerald & Co. and Credit Agricole Securities (USA) Inc. (together, the “Sales Agents”) to sell up to an aggregate of 3,000,000 shares (the “Securities”) of the Company’s common stock, par value $0.01 per share, from time to time through the Sales Agents.
     Pursuant to the Sales Agreements, the Securities may be offered and sold through either of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreements provide that a Sales Agent will be entitled to compensation of up to 2.00% of the gross proceeds of the Securities sold through such Sales Agent from time to time under the applicable Sales Agreement. The Company has no obligation to sell any of the Securities under the Sales Agreements, and may at any time suspend solicitation and offers under the Sales Agreements. The Sales Agreements are subject to customary terms and conditions.
     The Company and Cantor Fitzgerald & Co. are also parties to a prior sales agreement dated February 22, 2010 (the “Prior Sales Agreement”). As of January 10, 2011, there were 346,500 shares of the Company’s common stock available to be sold pursuant to the Prior Sales Agreement (the “Unused Shares”). The 3,000,000 shares referenced above do not include the Unused Shares, which may continue to be sold under the Prior Sales Agreement.
     The Securities will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-150884). The Company filed a prospectus supplement, dated January 11, 2011 with the Securities and Exchange Commission in connection with the offer and sale of the Securities.
     An affiliate of Credit Agricole Securities (USA) Inc. is a lender under the Company’s unsecured credit facility and therefore will receive a portion of any net proceeds from this offering used to repay outstanding amounts on the unsecured credit facility.
     The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. An offering, if any, will be made solely by means of a prospectus supplement and an accompanying prospectus under the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-150884).
     Copies of the Sales Agreements are attached as Exhibit 1.1 and 1.2 to this Current Report on Form 8-K, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
1.1	Controlled Equity Offering Sales Agreement, dated January 11, 2011, between Healthcare Realty Trust Incorporated and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated January 11, 2011, between Healthcare Realty Trust Incorporated and Credit Agricole Securities (USA) Inc.

5.1	Opinion of Waller Lansden Dortch & Davis, LLP

8.1	Tax Opinion of Waller Lansden Dortch & Davis, LLP

23.1	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By:	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: January 11, 2011